August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004

The following sentence is hereby added within the "Principal Investment Strategies" section of the Fund's Prospectus:

The Fund may invest up to 15% of its net assets in Real Estate Investment Trusts ("REITs").

The following paragraph is hereby added within the "Principal Risks" section of the Fund's Prospectus:

Real Estate Investment Trusts ("REITs").    REITs pool investors' funds for investments primarily in commercial real estate or real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79579SPT-01